First Quarter 2017 Results April 28, 2017 10:00 AM ET Dial In Number 877-407-8293 Domestic 201-689-8349 International Webcast at www.altramotion.com Replay Through May 12, 2017 877-660-6853 Domestic 201-612-7415 International Conference ID: # 13659788 Webcast Replay at www.altramotion.com Exhibit 99.2

Safe Harbor Statement Cautionary Statement Regarding Forward Looking Statements All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as "believes," "expects," "potential," "continues," "may," "should," "seeks," "predicts," "anticipates," "intends," "projects," "estimates," "plans," "could," "designed", "should be," and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward-looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, the expected financial impact of the Stromag acquisition, the statements under our "Business Outlook", our expectations regarding economic conditions, our expectations regarding the impact of foreign exchange rates, the impact of certain restructuring activities including on our profitability, and the Company’s guidance for full year 2017. In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims, (10) work stoppages and other labor issues, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) risks associated with compliance with environmental laws, (14) the ability to successfully execute, manage and integrate key acquisitions and mergers, (15) failure to obtain or protect intellectual property rights, (16) risks associated with impairment of goodwill or intangibles assets, (17) failure of operating equipment or information technology infrastructure, (18) risks associated with our debt leverage and operating covenants under our debt instruments, (19) risks associated with restrictions contained in our Credit Facility, (20) risks associated with compliance with tax laws, (21) risks associated with the global recession and volatility and disruption in the global financial markets, (22) risks associated with implementation of our ERP system, (23) risks associated with the Svendborg, Guardian and Stromag acquisitions and integration and other acquisitions, (24) risks associated with the Company's investment in a manufacturing facility in China, (25) risks associated with certain minimum purchase agreements we have with suppliers, (26) risks associated with our exposure to variable interest rates and foreign currency exchange rates, (27) risks associated with interest rate swap contracts, (28) risks associated with our exposure to renewable energy markets, (29) risks related to regulations regarding conflict minerals, (30) risks related to restructuring and plant consolidations, and (31) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra Industrial Motion Corp. does not intend to, update or alter its forward looking statements, whether as a result of new information, future events or otherwise. 1

First Quarter 2017 Highlights Achieved record quarterly net sales, representing an increase of 19% from the first quarter of 2016 Largest organic year over year sales growth in 9 quarters Completed our seventh and eighth facility closures Eliminated 280,000 square feet of space without reducing manufacturing capabilities or capacity Strategic initiatives had a positive impact on current results 2

3 Stromag Acquisition Integration is going well and is on schedule Full year accretion assumption is on track Lots of excitement over cross-selling opportunities Great cultural fit Provides geographic expansion opportunities Completed the move of manufacturing in 3 locations Year one synergies already secured Transaction Overview

End Market Review Sales at Distribution were up year over year and sequentially Turf and Garden sales were down slightly from last year Ag market sales were strong compared to last year and up sequentially Oil and gas seems to have bottomed and rig count continues to improve Renewable energy sales were down slightly from last year primarily due to currency Metals were down compared to the prior year quarter but we expect to be up for the year Mining sales were down sequentially but up from the prior year 4

Q1 2017 Financial Highlights 5 Net Income (amounts in millions) Q1 2017 Q1 2016 Reported Net Income $10.3 $8.8 Restructuring and consolidation costs 1.9 1.6 Loss on extinguishment of convertible debt 1.8 - Amortization of inventory fair value adjustment 2.3 - Acquisition related expenses 1.0 - Tax impact of above adjustments (2.1) (1) (0.5) (2) Non-GAPP net income 15.3 9.9 Non-GAAP diluted earnings per share $0.53 $0.38 (1) tax impact is calculated by multiplying the estimated effective tax rate, 29.7% by the above (2) tax impact is calculated by multiplying the estimated effective tax rate, 29.9% by the above items Income from operations (amounts in millions) Q1 2017 Q1 2016 Reported Income from Operations $17.7 $15.0 Restructuring and consolidation costs 1.9 1.6 Amortization of inventory fair value adjustment 2.3 - Acquisition related expenses 1.0 - Non-GAAP income from operations $22.9 $16.5 Non-GAAP income from opeartions as % of sales 10.6% 9.1% Gross Profit (amounts in millions) Q1 2017 Q1 2016 Reported Gross Profit $66.2 $54.6 Amortization of inventory fair value adjustment 2.3 - Non-GAAP gross profit $68.5 $54.6 Non-GAAP gross profit as % of sales 31.8% 30.2%

Selected Segment Data 6 Segment Financial Information Quarter Ended March 31, Variance 2017 2016 $ % Net Sales: Couplings , Clutches & Brakes $ 106.2 $ 75.6 $ 30.6 40.5% Electromagnetic Clutches & Brakes 63.9 57.3 6.5 11.4% Gearing 47.0 48.9 (1.9) -3.9% Inter-segment eliminations (1.7) (1.4) (0.3) 18.3% Net sales $215.4 $ 180.5 $ 35.0 19.4% Income from operations: Segment earnings: Couplings, Clutches & Brakes $ 8.3 $ 6.3 $ 2.1 32.6% % of segment sales 7.9% 8.3 % Electromagnetic Clutches & Brakes 7.6 6.5 1.1 17.5% % of segment sales 11.9% 11.3% Gearing 5.5 5.8 (0.2) -4.1% % of segment sales 11.7% 11.8% Restructuring (1.9) (1.6) (0.3) 22.2% Corporate Expenses (1.9) (2.0) Income from operations $ 17.7 $ 15.0 $ 2.7 17.9% % of total sales 8.2% 8.3%

Balance Sheet Highlights Completed the conversion/redemption of our Convertible Senior Notes 7 Balance Sheet Highlights (amounts in millions) Q1 2017 Q1 2016 Cash $52.9 $44.8 Total Debt $318.0 $242.9 Total Debt less Cash $265.1 43.3% $198.1 44.1% Shareholders’ Equity 56.7% Total Debt Less Cash 43.3% Shareholders’ Equity $347.4 56.7% $250.6 55.9% Shareholders’ Equityplus Debt, less Cash $612.5 100.0% $448.7 100.0% Shares Outstanding 28.9 25.8 3.1

2017 Guidance $840 - $855 Million in sales $1.63 - $1.73 diluted earnings per share $1.83 - $1.93 Non-GAAP diluted earnings per share * $25 - $30 Million in capital expenditures $35 - $37 Million in depreciation and amortization Tax rate approximately 29% - 31% before discrete items * See Appendix 8

Summary Cost structure improved during industrial downturn End markets coming off the bottom Improved operating leverage Stromag acquisition meeting expectations in all respects Accelerating growth initiatives 9

Discussion of Non-GAAP Measures *As used in this release and the accompanying slides posted on the Company's website, non-GAAP diluted earnings per share, non-GAAP income from operations and non-GAAP net income are each calculated using either net income or income from operations that excludes acquisition related expenses, restructuring costs, and other income or charges that management does not consider to be directly related to the Company's core operating performance. Non-GAAP gross profit is calculated using gross profit that excludes income or charges that management does not consider to be directly related to the Company's core operating performance. Non-GAAP diluted earnings per share is calculated by dividing non-GAAP net income by GAAP weighted average shares outstanding (diluted). Non-GAAP free cash flow is calculated by deducting purchases of property, plant and equipment from net cash flows from operating activities. Non-GAAP operating working capital is calculated by deducting accounts payable from net trade receivables plus inventories. Altra believes that the presentation of non-GAAP net income, non-GAAP income from operations, non-GAAP gross profit, non-GAAP diluted earnings per share, non-GAAP free cash flow and non-GAAP operating working capital provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. 10

Appendix Non-GAAP Measures * 11 Non-GAAP Net Income (amounts in millions) Q1 2017 Q1 2016 Reported Net Income $10.3 $8.8 Restructuring and consolidation costs 1.9 1.6 Loss on extinguishment of convertible debt 1.8 - Amortization of inventory fair value adjustment 2.3 - Acquisition related expenses 1.0 - Tax impact of above adjustments (2.1) (1) (.05) (2) Non-GAAP net income 15.3 9.9 Non-GAAP diluted earnings per share $0.53 $0.38 (1) tax impact is calculated by multiplying the estimated effective tax rate, 29.7% by the above (2) tax impact is calculated by multiplying estimated effective tax rate, 29.9% by the above items Non-GAAP Income from operations ( amounts in millions) Q1 2017 Q1 2016 Reported Income from Operations $17.7 $15.0 Restructuring and consolidation costs 1.9 1.6 Amortization of inventory fair value adjustment 2.3 - Acquisition related expenses 1.0 Non-GAAP income from operations $22.9 $16.5 Non-GAAP Gross Profit (amounts in millions) Q1 2017 Q1 2016 Reported Gross Profit $66.2 $54.6 Amortization of inventory fair value adjustment 2.3 - Non-GAAP gross profit $68.5 $54.6 Non-GAAP Operating Working Capital (amounts in millions) Q1 2017 Q1 2016 Accounts Receivable $132.6 $103.9 inventories 139.4 119.4 Accounts Payable (60.9) (37.3) Operating Working Capital $211.1 $186.0 Free Cash Flow (amounts in millions) Q1 2017 Q1 2016 Operating Cash Flow $3.0 $6.1 Less Capex (7.3) (5.7) Free Cash Flow ($4.3) $0.4 Non-GAAP Diluted EPS Guidance (amounts in millions) Projected Fiscal Year 2016 Net Income per share Diluted $1.7 - $1.80 Restructuring and consolidation costs 0.06 Acquisition related expenses 0.03 Amortization of inventory fair value adjustment 0.06 Loss on extinguishment of convertible debt 0.04 Tax impact of anove adjustments** (0.06) Non-GAAP Diluted EPS Guidance $1.83 - $ 1.93 ** Tax impact is calculated by multiplying the effect tax rate for the period of 31% *Reconciliation of 2017 Non-GAAP Net Income and Diluted EPS Guidance (Amounts in millions except per share information) Net Income Adjustments * Restructuring and consolidation costs Acquisition related expenses Amortization of inventory fair value adjustmentLoss on extinguishment of debtTax impact of above adjustments**Loss on extinguishment of debt Non-GAAP Net Income * Adjustments are pre-tax, with net tax impact listed separately ** Tax impact is calculated by multiplying the effective tax rate for the period of 31% by the above items. Fiscal Year 2017 Fiscal Year 2017 Diluted earnings per share $47.7 - $50.6 $1.63 - $1.73 $3.0 $1.5 $2.3 $1.8 ($2.7)$53.6 - $56.5 $1.83 - $1.93

Appendix Non-GAAP EBITDA Reconciliation * 12 * Based upon management's estimate of Stromag's financial results for the last nine months ended December 31, 2016. Stromag's actual historical results have not yet been subject to an audit and cannot be verified at this point in time.  Moreover, the non-GAAP adjusted EBITDA of Stromag cannot be reconciled to actual audited results because no such results are available to management.  Nonetheless, management believes that an estimate of Stromag's adjusted EBITDA is important to the Company's investors because it provides an estimated indication of the Company's potential ability to service debt and incur additional leverage, if any. EBITDA Reconciliation (amounts in millions) Q2 2016 Q3 2016 Q4 2016 Q1 2017 LTM Net Income $9.3 $5.3 $1.7 $10.3 $26.6 Asset Impairment and Other, Net (0.3) 0.2 7.7 (0.1) 7.5 Loss on write-off of deferred financing and extinguishment of convertible debt - - 2.0 1.8 3.8 Taxes 4.1 2.2 (1.1) 4.4 9.6 Interest Expenses, net 2.9 2.8 3.1 1.7 10.5 Depreciation Expense 5.4 5.7 5.4 6.5 23.0 Amortization Expense 2.2 2.1 1.9 2.3 8.5 Amortization of inventory fair value adjustment - - - 2.3 2.3 Stock Compensation Expense 1.1 1.1 0.8 1.8 4.8 Restructuring and consolidation expense 1.6 3.9 3.3 1.9 10.7 Adjusted EBITDA $26.3 $23.3 $24.8 $32.9 $107.3 Nine mos. ended 12/31/2016 Estimated Stromag Adjusted EBITDA * $15.1 Proforma Combined Adjusted EBITDA $122.1